UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06474

Dreyfus Growth and Income Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/16

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Growth and Income Fund, Inc.

ANNUAL REPORT October 31, 2016

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Growth and Income Fund, Inc.	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Growth and Income Fund, Inc., covering the 12-month period from November 1, 2015 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period in the midst of heightened market volatility stemming from various global economic developments. Toward the end of 2015, investor sentiment deteriorated amid sluggish global economic growth, falling commodity prices, and the first increase in short-term U.S. interest rates in nearly a decade. These worries sparked sharp stock market declines in January 2016, but equities began to rally in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies further, and commodity prices began to rebound. Stocks generally continued to climb through the summer, driving several broad measures of U.S. stock market performance to record highs in July and August before moderating as a result of uncertainty regarding U.S. elections and potential rate hikes. In the bond market, yields of high-quality sovereign bonds generally moved lower and their prices increased in response to robust investor demand for current income in a low interest rate environment.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2015 through October 31, 2016, as provided by John C. Bailer, Elizabeth Slover, Leigh N. Todd, and David S. Intoppa, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2016, Dreyfus Growth and Income Fund, Inc. produced a total return of 1.30%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), produced a total return of 4.49% for the same period.2

U.S. stocks gained ground during the reporting period on the strength of modest domestic economic growth. The fund lagged its benchmark, primarily due to a combination of asset allocation and security selection shortfalls.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income, and growth of income consistent with reasonable investment risk by normally investing primarily in stocks of domestic and foreign issuers. We choose stocks through a disciplined investment process that combines computer modeling techniques, bottom-up fundamental analysis, and risk management. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the S&P 500 Index. In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income, value, or how a stock is priced relative to its perceived intrinsic worth; and a healthy financial profile, which measures the financial well-being of the company.

Macroeconomic Shifts Prompted Volatility in Stocks

U.S. equity markets experienced high levels of volatility in late 2015. Some industry groups gained value in response to higher corporate earnings, including the information technology, health care, and financials sectors. In contrast, the energy and basic materials sectors declined due to falling commodity prices. Investor sentiment turned more broadly negative in early 2016 amid the continuing fall in oil prices, fears that higher short-term interest rates might weigh on U.S. and global economic growth, and disappointing economic data from China.

Stocks rebounded sharply from late February through mid-April when commodity prices began to rebound, Chinese economic conditions improved, major central banks further eased their monetary policies, and the Federal Reserve Board indicated that additional U.S. rate increases were likely to be delayed.

The market’s advance faltered in late April 2016 over concerns regarding the United Kingdom’s upcoming referendum to determine whether to remain a member of the European Union or leave in a so-called “Brexit” with unclear consequences for the broader global economy. Global equities fell sharply after Britons voted in late June to leave the European Union. However, the decline proved short lived as investors realized that Britain’s departure would not take place immediately, and that the long-term global economic impact

DISCUSSION OF FUND PERFORMANCE (continued)

was likely to be limited. U.S. stocks continued to climb, and the S&P 500 Index set new record highs in July and August. Market averages generally lost some ground in October due to growing uncertainty regarding the outcome of U.S. elections.

Market Volatility Undermined Relative Performance

The fund’s disciplined stock selection process led us to avoid richly valued utilities stocks, which performed relatively well in the reporting period’s low interest rate environment. A few individual stock selections further detracted from returns compared to the benchmark. In the materials sector, agricultural chemical manufacturer CF Industries Holdings declined due to a weak pricing environment and intensifying competition. In the information technology sector, business process consultant Cognizant Technology Solutions lost ground due to potential corporate governance issues. Among financial stocks, Voya Financial reported disappointing earnings, and insurer American International Group was hurt by higher corporate expenses and lower alternative investment income. Other notably weak performers included pharmaceutical companies Eli Lilly & Co., Bristol-Myers Squibb, and Vertex Pharmaceuticals.

On a more positive note, several consumer discretionary holdings outperformed the benchmark, including media giant Time Warner, broadcaster CBS, cable services provider Charter Communications, and specialty retailer Ulta Salon, Cosmetics & Fragrance. Among real estate investment trusts (REITs), Communications Sales and Leasing rose when the company completed several attractive acquisitions. In the information technology sector, semiconductor equipment and chip makers, such as Applied Materials, Texas Instruments, and Microchip Technology, benefited from growing demand for new products. Strong performers in other areas included Bank of America and beverage maker Molson Coors Brewing.

Emphasizing Positive Earnings Growth

With the U.S. economy demonstrating signs of continued expansion, we have emphasized companies we consider poised to deliver positive earnings growth in an environment of modest inflationary pressures and an upward bias to interest rates. As of the end of the reporting period, we have found a relatively large number of attractive investments in certain areas of the financials, materials, consumer discretionary, and information technology sectors. In contrast, the fund has maintained underweighted exposure to stocks in the utilities, industrials, real estate, consumer staples, telecommunications services, and health care sectors.

November 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Growth and Income Fund, Inc. and the Standard & Poor’s 500® Composite Stock Price Index

Average Annual Total Returns as of 10/31/16
	1 Year	5 Years	10 Years
Fund	1.30%	12.92%	6.25%
Standard & Poor’s 500® Composite Stock Price Index	4.49%	13.55%	6.69%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Dreyfus Growth and Income Fund, Inc. on 10/31/06 to a $10,000 investment made in the Standard & Poor’s 500® Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth and Income Fund, Inc. from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016

Expenses paid per $1,000†	$4.69
Ending value (after expenses)	$1,028.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016

Expenses paid per $1,000†	$4.67
Ending value (after expenses)	$1,020.51

† Expenses are equal to the fund’s annualized expense ratio of .92%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
October 31, 2016

Common Stocks - 99.3%	Shares		Value ($)
Automobiles & Components - 1.0%
Delphi Automotive	49,930		3,248,945
Goodyear Tire & Rubber	69,839		2,027,426
Tesla Motors	15,299	[a,b]	3,025,071
			8,301,442
Banks - 7.2%
Bank of America	793,786		13,097,469
BB&T	115,792		4,539,046
Citigroup	119,602		5,878,438
Comerica	58,251		3,034,295
JPMorgan Chase & Co.	291,937		20,219,557
SunTrust Banks	120,005		5,427,826
U.S. Bancorp	121,097		5,420,302
			57,616,933
Capital Goods - 5.6%
Fortive	57,398		2,930,168
Honeywell International	154,437		16,938,650
Raytheon	99,573		13,602,668
United Technologies	112,882		11,536,540
			45,008,026
Consumer Durables & Apparel - .7%
Hanesbrands	213,418		5,484,843
Consumer Services - .5%
Carnival	88,198		4,330,522
Diversified Financials - 7.2%
Berkshire Hathaway, Cl. B	9,450	[b]	1,363,635
BlackRock	15,906		5,427,763
Charles Schwab	168,736		5,348,931
E*TRADE Financial	39,632	[b]	1,116,037
Goldman Sachs Group	55,122		9,824,945
Intercontinental Exchange	29,448		7,962,445
Invesco	98,600		2,769,674
Morgan Stanley	203,951		6,846,635
Synchrony Financial	336,171		9,611,129
Voya Financial	250,299		7,646,634
			57,917,828
Energy - 7.1%
EOG Resources	120,378		10,884,579

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.3% (continued)	Shares		Value ($)
Energy - 7.1% (continued)
Kinder Morgan	168,680		3,446,132
Occidental Petroleum	245,222		17,879,136
Phillips 66	95,227		7,727,671
Pioneer Natural Resources	17,719		3,172,055
Schlumberger	120,476		9,424,838
Superior Energy Services	106,214		1,503,990
Valero Energy	49,486		2,931,551
			56,969,952
Food & Staples Retailing - .8%
Costco Wholesale	45,987		6,800,098
Food, Beverage & Tobacco - 7.5%
Archer-Daniels-Midland	85,855		3,740,702
Coca-Cola	355,313		15,065,271
Coca-Cola European Partners	107,107		4,117,193
ConAgra Foods	237,490		11,442,268
Kellogg	121,083		9,096,966
Molson Coors Brewing, Cl. B	161,724		16,788,568
			60,250,968
Health Care Equipment & Services - 6.7%
Abbott Laboratories	110,405		4,332,292
Boston Scientific	319,965	[b]	7,039,230
Cardinal Health	54,651		3,753,977
Centene	71,879	[b]	4,491,000
Danaher	84,129		6,608,333
DENTSPLY SIRONA	72,335		4,164,326
Laboratory Corporation of America Holdings	8,388	[b]	1,051,352
Medtronic	94,513		7,751,956
UnitedHealth Group	99,692		14,089,470
			53,281,936
Household & Personal Products - .7%
Estee Lauder, Cl. A	65,614		5,716,948
Insurance - 3.5%
Allstate	50,993		3,462,425
Chubb	41,580		5,280,660
FNF Group	48,429		1,739,085
Hartford Financial Services Group	93,740		4,134,871
Progressive	140,136		4,415,685
Prudential Financial	102,373		8,680,207
			27,712,933

Common Stocks - 99.3% (continued)	Shares		Value ($)
Materials - 4.8%
CF Industries Holdings	145,998		3,505,412
Dow Chemical	188,738		10,155,992
Martin Marietta Materials	20,207		3,745,974
Packaging Corporation of America	52,845		4,359,713
Sherwin-Williams	16,407		4,017,418
Vulcan Materials	108,670		12,301,444
			38,085,953
Media - 4.9%
CBS, Cl. B	92,240		5,222,629
Charter Communications, Cl. A	24,134	[b]	6,030,845
Comcast, Cl. A	133,140		8,230,715
Interpublic Group of Companies	85,346		1,910,897
Omnicom Group	84,520		6,746,386
Time Warner	101,700		9,050,283
Viacom, Cl. B	50,030		1,879,127
			39,070,882
Pharmaceuticals, Biotechnology & Life Sciences - 6.8%
Allergan	20,508	[b]	4,284,942
BioMarin Pharmaceutical	64,568	[b]	5,199,015
Bristol-Myers Squibb	52,260		2,660,557
Celgene	79,748	[b]	8,148,651
Eli Lilly & Co.	137,997		10,189,699
Merck & Co.	184,329		10,823,799
Neurocrine Biosciences	35,077	[b]	1,535,320
Pfizer	137,586		4,362,852
TESARO	18,792	[a,b]	2,271,577
Vertex Pharmaceuticals	65,372	[b]	4,959,120
			54,435,532
Real Estate - 1.0%
Communications Sales & Leasing	220,187	[c]	6,259,916
Lamar Advertising, Cl. A	26,803	[c]	1,700,650
			7,960,566
Retailing - 6.9%
Amazon.com	23,713	[b]	18,729,002
Home Depot	73,252		8,937,477
Priceline Group	6,250	[b]	9,213,938
Staples	448,247		3,317,028
The TJX Companies	94,186		6,946,218

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.3% (continued)	Shares		Value ($)
Retailing - 6.9% (continued)
Ulta Salon Cosmetics & Fragrance	31,818	[b]	7,742,592
			54,886,255
Semiconductors & Semiconductor Equipment - 5.2%
Applied Materials	188,766		5,489,315
Broadcom	56,183		9,566,841
Microchip Technology	152,224		9,217,163
Texas Instruments	250,293		17,733,259
			42,006,578
Software & Services - 13.3%
Alphabet, Cl. A	14,362	[b]	11,631,784
Alphabet, Cl. C	18,809	[b]	14,756,413
Citrix Systems	61,497	[b]	5,214,946
eBay	27,855	[b]	794,146
Facebook, Cl. A	146,253	[b]	19,157,680
Fortinet	30,575	[b]	980,235
Intuit	50,873		5,531,930
Oracle	331,761		12,746,258
Paychex	94,939		5,240,633
salesforce.com	102,501	[b]	7,703,975
Splunk	55,661	[b]	3,350,236
Teradata	65,782	[b]	1,773,483
Visa, Cl. A	165,735		13,674,795
Workday, Cl. A	42,318	[a,b]	3,668,124
			106,224,638
Technology Hardware & Equipment - 3.2%
Apple	33,706		3,826,979
Cisco Systems	559,582		17,167,976
Corning	197,324		4,481,228
			25,476,183
Telecommunication Services - 1.8%
AT&T	270,251		9,942,534
Vodafone Group, ADR	175,648	[a]	4,890,040
			14,832,574
Transportation - 2.3%
Delta Air Lines	201,929		8,434,574
Union Pacific	110,363		9,731,809
			18,166,383

Common Stocks - 99.3% (continued)	Shares		Value ($)
Utilities - .6%
NRG Yield, Cl. C	299,766		4,616,396
Total Common Stocks (cost $650,391,600)			795,154,369
Other Investment - .5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,707,117)	3,707,117	[d]	3,707,117
Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $5,533,795)	5,533,795	[d]	5,533,795
Total Investments (cost $659,632,512)	100.5%		804,395,281
Liabilities, Less Cash and Receivables	(.5%)		(3,895,921)
Net Assets	100.0%		800,499,360

ADR—American Depository Receipt

aSecurity, or portion thereof, on loan. At October 31, 2016, the value of the fund’s securities on loan was $9,012,321 and the value of the collateral held by the fund was $9,221,587, consisting of cash collateral of $5,533,795 and U.S. Government & Agency securities valued at $3,687,792.
bNon-income producing security.
cInvestment in real estate investment trust.
dInvestment in affiliated money market mutual fund.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	13.3
Food, Beverage & Tobacco	7.5
Banks	7.2
Diversified Financials	7.2
Energy	7.1
Retailing	6.9
Pharmaceuticals, Biotechnology & Life Sciences	6.8
Health Care Equipment & Services	6.7
Capital Goods	5.6
Semiconductors & Semiconductor Equipment	5.2
Media	4.9
Materials	4.8
Insurance	3.5
Technology Hardware & Equipment	3.2
Transportation	2.3
Telecommunication Services	1.8
Money Market Investments	1.2
Automobiles & Components	1.0
Real Estate	1.0
Food & Staples Retailing	.8
Consumer Durables & Apparel	.7
Household & Personal Products	.7
Utilities	.6
Consumer Services	.5
100.5

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,012,321)—Note 1(b):
Unaffiliated issuers	650,391,600	795,154,369
Affiliated issuers	9,240,912	9,240,912
Cash		104,197
Receivable for investment securities sold		4,102,177
Dividends and securities lending income receivable		430,662
Receivable for shares of Common Stock subscribed		34,031
Prepaid expenses		39,176
		809,105,524
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		674,152
Liability for securities on loan—Note 1(b)		5,533,795
Payable for investment securities purchased		1,925,917
Payable for shares of Common Stock redeemed		348,147
Accrued expenses		124,153
		8,606,164
Net Assets ($)		800,499,360
Composition of Net Assets ($):
Paid-in capital		631,489,091
Accumulated undistributed investment income—net		267,270
Accumulated net realized gain (loss) on investments		23,980,230
Accumulated net unrealized appreciation (depreciation) on investments		144,762,769
Net Assets ($)		800,499,360
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		41,751,568
Net Asset Value Per Share ($)		19.17

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2016

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	16,164,564
Affiliated issuers	13,151
Income from securities lending—Note 1(b)	248,819
Total Income	16,426,534
Expenses:
Management fee—Note 3(a)	6,226,442
Shareholder servicing costs—Note 3(b)	1,110,095
Professional fees	108,052
Custodian fees—Note 3(b)	79,949
Prospectus and shareholders’ reports	58,629
Directors’ fees and expenses—Note 3(c)	56,086
Registration fees	48,411
Loan commitment fees—Note 2	13,967
Interest expense—Note 2	291
Miscellaneous	28,363
Total Expenses	7,730,285
Less—reduction in fees due to earnings credits—Note 3(b)	(9,527)
Net Expenses	7,720,758
Investment Income—Net	8,705,776
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	28,288,617
Net unrealized appreciation (depreciation) on investments	(28,177,401)
Net Realized and Unrealized Gain (Loss) on Investments	111,216
Net Increase in Net Assets Resulting from Operations	8,816,992

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2016	2015
Operations ($):
Investment income—net	8,705,776	7,120,684
Net realized gain (loss) on investments	28,288,617	86,176,333
Net unrealized appreciation (depreciation) on investments	(28,177,401)	(43,728,930)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,816,992	49,568,087
Dividends to Shareholders from ($):
Investment income—net	(9,330,064)	(6,356,527)
Net realized gain on investments	(89,495,349)	(79,480,220)
Total Dividends	(98,825,413)	(85,836,747)
Capital Stock Transactions ($):
Net proceeds from shares sold	26,773,184	51,220,826
Dividends reinvested	93,168,656	80,930,744
Cost of shares redeemed	(135,682,832)	(140,452,468)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(15,740,992)	(8,300,898)
Total Increase (Decrease) in Net Assets	(105,749,413)	(44,569,558)
Net Assets ($):
Beginning of Period	906,248,773	950,818,331
End of Period	800,499,360	906,248,773
Undistributed investment income—net	267,270	918,769
Capital Share Transactions (Shares):
Shares sold	1,428,472	2,409,974
Shares issued for dividends reinvested	4,939,889	3,946,388
Shares redeemed	(7,190,955)	(6,648,127)
Net Increase (Decrease) in Shares Outstanding	(822,594)	(291,765)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	21.29	22.18	20.06	15.35	13.72
Investment Operations:
Investment income—net[a]	.20	.16	.15	.18	.16
Net realized and unrealized gain (loss) on investments	.02	.98	2.76	4.71	1.63
Total from Investment Operations	.22	1.14	2.91	4.89	1.79
Distributions:
Dividends from investment income—net	(.22)	(.15)	(.16)	(.18)	(.16)
Dividends from net realized gain on investments	(2.12)	(1.88)	(.63)	-	-
Total Distributions	(2.34)	(2.03)	(.79)	(.18)	(.16)
Net asset value, end of period	19.17	21.29	22.18	20.06	15.35
Total Return (%)	1.30	5.52	14.95	32.11	13.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.91	.92	.97	1.05
Ratio of net expenses to average net assets	.93	.91	.92	.97	1.05
Ratio of net investment income to average net assets	1.05	.76	.72	1.03	1.08
Portfolio Turnover Rate	51.96	60.22	49.93	47.77	51.17
Net Assets, end of period ($ x 1,000)	800,499	906,249	950,818	780,590	522,626

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	780,697,488	-	-	780,697,488
Equity Securities—Foreign Common Stocks†	14,456,881	-	-	14,456,881
Mutual Funds	9,240,912	-	-	9,240,912

†  See Statement of Investments for additional detailed categorizations.

At October 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of

NOTES TO FINANCIAL STATEMENTS (continued)

securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2016, The Bank of New York Mellon earned $51,151 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 10/31/2015 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	4,173,542	127,462,339	131,635,881	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	10,944,849	145,193,127	152,430,859	3,707,117.5
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	11,611,851	6,078,056	5,533,795.7
Total	15,118,391	284,267,317	290,144,796	9,240,912	1.2

† During the period ended October 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.
†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $176,737, undistributed capital gains $28,818,017 and unrealized appreciation $140,015,515.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2016 and October 31, 2015 were as follows: ordinary income $10,338,872 and $23,848,264, and long-term capital gains $88,486,541 and $61,988,483, respectively.

During the period ended October 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $27,211 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2016 was approximately $21,000 with a related weighted average annualized interest rate of 1.38%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2016, the fund was charged $645,314 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2016, the fund was charged $284,383 for transfer agency services and $23,251 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $9,527.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2016, the fund was charged $79,949 pursuant to the custody agreement.

During the period ended October 31, 2016, the fund was charged $9,804 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $514,850, Shareholder Services Plan fees $55,000, custodian fees $50,796, Chief Compliance Officer fees $5,688 and transfer agency fees $47,818.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2016, amounted to $431,378,812 and $532,310,439, respectively.

At October 31, 2016, the cost of investments for federal income tax purposes was $664,379,766; accordingly, accumulated net unrealized appreciation on investments was $140,015,515, consisting of $164,474,256 gross unrealized appreciation and $24,458,741 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Growth and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Growth and Income Fund, Inc., including the statement of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth and Income Fund, Inc. at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2016

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2016 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $10,338,872 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. The fund also hereby reports $.0240 per share as a short-term capital gain distribution and $2.0993 per share as a long-term capital gain distribution paid on December 9, 2015.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Peggy C. Davis (73)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 49

———————

David P. Feldman (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 35

———————

Ehud Houminer (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

Lynn Martin (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Robin A. Melvin (53)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Dr. Martin Peretz (77)

Board Member (1991)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

For More Information

Dreyfus Growth and Income Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DGRIX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0010AR1016

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,031 in 2015    and $33,856 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,273 in 2015 and $6,430 in 2016. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,366 in 2015 and $3,872 in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,003 in 2015 and $3,777 in 2016.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,591,507 in 2015 and $20,423,084 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth and Income Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    December 21, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)